                                            Farm Bureau Mutual Funds







                                         EquiTrust Money
                                         Market Fund, Inc.

                                                                          [LOGO]

                                            Annual Report
                                            July 31, 1998

                                            Investment Manager and
                                            Principal Underwriter

                                            EquiTrust Investment
                                            Management Services, Inc.

                                            5400 University Avenue
                                            West Des Moines, IA 50266

                                            1-800-247-4170 (outside Iowa)
                                            1-800-422-3175 (in Iowa)
                                                  225-5586 (Des Moines)

                                            This report is not to be distributed
FARM BUREAU MUTUAL FUNDS                    unless preceded or accompanied by
                                            a prospectus.
5400 UNIVERSITY AVENUE
WEST DES MOINES, IOWA 50266

[FARM BUREAU LOGO]

737-128 (98)

PRESIDENT'S LETTER

Dear Shareholder:

     In our last report, we asked the following questions: What will be the affect from the Asian economy being in dire straits? Because the United States participates in global markets, will it affect the U.S. economy and throw us into an economic slowdown? It appears the answer to both is "yes."

     After a tumultuous six months, domestic capital market participants clearly understand that today's world markets are interrelated, as worries about the overseas markets are gripping those in the U.S. The precarious situation of the international financial markets and economies in Asia, Russia and Latin America has prevented the Federal Reserve (Fed) from tightening the Fed funds rate.

     The U.S. trade sector is deteriorating as a result of the Asian crisis. This past June, merchandise exports to the entire Pacific Rim were down 20.1% versus a year ago, spawning a deceleration in industrial output. The Philadelphia Federal Reserve Bank's survey of industrial activity in the mid-Atlantic region was up slightly, at 13.3%, in mid-August which is low relative to 1996, but supported by domestic demand offsetting the Asian crisis. The resulting effect on the Treasury curve has been a dramatic "flight to quality" with the 30-year Treasury bond yielding 5.34%, almost 16-basis points less than the current Fed funds rate of 5.50%.

     While some investors are able to withstand choppy seas and high turbulence in their portfolio holdings, others find it easier to sell and wait for trouble to pass. Whatever your risk tolerance, a money market fund can add stability and liquidity to any investment portfolio.

                                      /s/ EDWARD M. WIEDERSTEIN

                                          EDWARD M. WIEDERSTEIN
                                          PRESIDENT

September 1, 1998

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998

ASSETS
Investments in securities, at value (equivalent to amortized cost).....................................................  $25,692,673
Cash........................................................      674,831
Accrued interest receivable.................................       45,869
Prepaid expenses............................................        1,192
                                                              -----------
Total Assets................................................  $26,414,565
                                                              ===========
LIABILITIES AND NET ASSETS
Liabilities:
     Accounts payable to EquiTrust Investment Management
      Services, Inc.........................................  $    19,434
     Fund shares purchased..................................          450
     Accrued expenses.......................................       31,096
                                                              -----------
Total Liabilities...........................................       50,980
Net assets applicable to 26,363,585 shares of capital stock
  outstanding...............................................   26,363,585
                                                              -----------
Total Liabilities and Net Assets............................  $26,414,565
                                                              ===========
NET ASSET VALUE PER SHARE...................................  $      1.00
                                                              ===========

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998

INVESTMENT INCOME
Interest....................................................       $1,418,729
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees...................           63,950
  Shareholder service, transfer and dividend disbursing
     agent fees.............................................          114,730
  Accounting fees...........................................           12,790
Custodian fees..............................................           54,484
Legal fees..................................................            9,770
Directors' fees and expenses................................            5,080
Reports to shareholders.....................................           18,569
Registration fees...........................................           11,345
Miscellaneous...............................................           26,755
                                                                   ----------
Total Expenses..............................................          317,473
                                                                   ----------
Net Increase in Net Assets Resulting from Operations........       $1,101,256
                                                                   ==========

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED JULY 31,
                                                              -----------------------------
                                                                 1998              1997
                                                              -----------       -----------
OPERATIONS
Net investment income.......................................  $ 1,101,256       $   945,941
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income.......................................   (1,101,256)         (945,941)
                                                              -----------       -----------
                                                                  -0-               -0-
CAPITAL SHARE TRANSACTIONS..................................    3,309,857        (1,520,218)
                                                              -----------       -----------
Total Increase (Decrease) in Net Assets.....................    3,309,857        (1,520,218)
NET ASSETS
Beginning of year...........................................   23,053,728        24,573,946
                                                              -----------       -----------
End of year.................................................  $26,363,585       $23,053,728
                                                              ===========       ===========

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.
SCHEDULE OF INVESTMENTS
JULY 31, 1998

                                                      ANNUALIZED
                                                       YIELD ON
                                                       PURCHASE       PRINCIPAL
                                                         DATE           AMOUNT           VALUE
                                                      ----------      ----------      -----------
COMMERCIAL PAPER (23.90%)
  NONDEPOSITORY INSTITUTIONS
  American General Finance Co., 5.58%, due
     8/05/98........................................    5.575%        $1,200,000      $ 1,200,000
  John Deere Capital Corp., 5.57%, due 9/10/98......    5.568          1,275,000        1,275,000
  Ford Motor Credit Corp., 5.55%, due 8/14/98.......    5.546          1,350,000        1,350,000
  General Electric Capital Corp., 5.59%, due
     9/04/98........................................    5.594          1,275,000        1,275,000
  IBM Credit Corp., 5.53%, due 8/31/98..............    5.531          1,200,000        1,200,000
                                                                                      -----------
Total Commercial Paper..............................                                    6,300,000
UNITED STATES GOVERNMENT AGENCIES (73.56%)
  Federal Home Loan Bank, due 10/21/98..............    5.528          1,000,000          987,880
  Federal Home Loan Mortgage Corp., due 8/03/98.....    5.539          1,250,000        1,249,621
  Federal Home Loan Mortgage Corp., due 8/04/98.....    5.559            700,000          699,680
  Federal Home Loan Mortgage Corp., due 8/18/98.....    5.562            825,000          822,868
  Federal Home Loan Mortgage Corp., due 8/21/98.....    5.510            700,000          697,893
  Federal Home Loan Mortgage Corp., due 8/26/98.....    5.535          1,600,000        1,593,957
  Federal Home Loan Mortgage Corp., due 8/28/98.....    5.530          1,300,000        1,294,704
  Federal Home Loan Mortgage Corp., due 9/01/98.....    5.558            500,000          497,651
  Federal Home Loan Mortgage Corp., due 9/18/98.....    5.538          1,000,000          992,770
  Federal Home Loan Mortgage Corp., due 9/30/98.....    5.514          2,100,000        2,081,137
  Federal Home Loan Mortgage Corp., due 10/06/98....    5.532            800,000          792,077
  Federal Home Loan Mortgage Corp., due 10/09/98....    5.556            600,000          593,764
  Federal Home Loan Mortgage Corp., due 10/14/98....    5.547            500,000          494,440
  Federal National Mortgage Assoc., due 8/20/98.....    5.550            700,000          697,984
  Federal National Mortgage Assoc., due 8/12/98.....    5.511          2,750,000        2,745,440
  Federal National Mortgage Assoc., due 9/14/98.....    5.536            500,000          496,685
  Federal National Mortgage Assoc., due 9/18/98.....    5.528            775,000          769,406
  Federal National Mortgage Assoc., due 9/22/98.....    5.548            900,000          892,943
  Federal National Mortgage Assoc., due 9/25/98.....    5.505          1,000,000          991,773
                                                                                      -----------
Total United States Government Agencies.............                                   19,392,673
                                                                                      -----------
Total Investments (97.46%)..........................                                   25,692,673
OTHER ASSETS LESS LIABILITIES (2.54%)
  Cash, receivables and prepaid expenses, less
     liabilities....................................                                      670,912
                                                                                      -----------
Total Net Assets (100.00%)..........................                                  $26,363,585
                                                                                      ===========

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     EquiTrust Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. Prior to May 1, 1998, the Fund was named FBL Money Market Fund, Inc.

     The Fund values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

     The value of the underlying securities serving to collateralize repurchase agreements is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Fund with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. If a seller of a repurchase agreement were to default, the Fund might experience losses in enforcing its rights. To minimize this risk, the investment adviser (under the supervision of the Board of Directors) will monitor the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before the Fund may enter into the repurchase agreement.

     The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income on interest bearing investments is recognized on an accrual basis.

     All of the Fund's net investment income and any realized gains and losses (none through July 31, 1998) on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. FEDERAL INCOME TAXES

     No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

     The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), formerly known as FBL Investment Advisory Services, Inc., relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund's daily net assets, currently at an annual rate of 0.25%;
(2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge of $9.00; and (3) accounting fees, which are based on the Fund's daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

     EquiTrust Investment has agreed to reimburse the Fund annually for its total expenses, excluding brokerage, interest, taxes and extraordinary expenses in excess of 1.50% of the Fund's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Fund for such period. For the year ended July 31, 1998, the Fund's expenses were below the reimbursement threshold, and accordingly, no amounts were reimbursed by EquiTrust Investment.

     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At July 31, 1998, FBL Financial Group, Inc. and its affiliated companies owned 2,888,458 shares in the Fund.

4. CAPITAL SHARE TRANSACTIONS

     Net assets as of July 31, 1998 consisted of:

Capital Stock (500,000,000 shares of $.001 par value
  Capital Stock authorized)...........................  $    26,364
Additional paid-in capital............................   26,337,221
                                                        -----------
Net Assets............................................  $26,363,585
                                                        ===========

     Transactions in Capital Stock were as follows:

                                                       YEAR ENDED JULY 31,
                                      ------------------------------------------------------
                                                 1998                        1997
                                      --------------------------   -------------------------
                                        SHARES         AMOUNT        SHARES        AMOUNT
                                      -----------   ------------   -----------   -----------
Shares sold.........................   83,625,990   $ 83,625,990    80,558,632   $80,558,632
Shares issued in reinvestment of
  dividends and distributions.......      994,794        994,794       939,265       939,265
Shares redeemed.....................  (81,310,927)   (81,310,927)  (83,018,115)  (83,018,115)
                                      -----------   ------------   -----------   -----------
Net Increase (Decrease).............    3,309,857   $  3,309,857    (1,520,218)  $(1,520,218)
                                      ===========   ============   ===========   ===========

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. DIVIDENDS TO SHAREHOLDERS

     Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the year ended July 31, 1998 were paid as follows:

PAYABLE DATE
------------
August 30, 1997............................................  $.0035
September 30, 1997.........................................   .0036
October 31, 1997...........................................   .0036
November 26, 1997..........................................   .0030
December 31, 1997..........................................   .0043
January 31, 1998...........................................   .0036
February 27, 1998..........................................   .0032
March 31, 1998.............................................   .0036
April 30, 1998.............................................   .0035
May 29, 1998...............................................   .0033
June 30, 1998..............................................   .0038
July 31, 1998..............................................   .0044
                                                             ------
Total Dividends Per Share..................................  $.0434
                                                             ======

EQUITRUST MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED JULY 31,
                                                       ---------------------------------------------------
                                                        1998       1997       1996       1995       1994
                                                        ----       ----       ----       ----       ----
Net asset value, beginning of year...................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
  Income From Investment Operations
    Net investment income............................    0.043      0.040      0.040      0.041      0.020
                                                       -------    -------    -------    -------    -------
  Total from investment operations...................    0.043      0.040      0.040      0.041      0.020
                                                       -------    -------    -------    -------    -------
  Less Distributions
    Dividends (from net investment income)...........   (0.043)    (0.040)    (0.040)    (0.041)    (0.020)
                                                       -------    -------    -------    -------    -------
  Total distributions................................   (0.043)    (0.040)    (0.040)    (0.041)    (0.020)
                                                       -------    -------    -------    -------    -------
Net asset value, end of year.........................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                       =======    =======    =======    =======    =======
Total Return:
  Total investment return based on net asset
    value(1).........................................     4.44%      3.99%      4.05%      4.17%      1.95%
Ratios/Supplemental Data:
  Net assets, end of period ($000's omitted).........   26,364     23,054     24,574     19,977     18,927
  Ratio of net expenses to average net assets........     1.27%      1.51%      1.50%      1.51%      1.50%
  Ratio of net income to average net assets..........     4.40%      3.90%      3.92%      4.06%      1.92%
Information assuming no voluntary reimbursement by
  EquiTrust Investment of excess operating expenses
  (see Note 3):
  Per share net investment income....................  $ 0.043    $ 0.040    $ 0.038    $ 0.036    $ 0.019
  Ratio of expenses to average net assets............     1.27%      1.55%      1.72%      2.01%      1.57%
  Amount reimbursed..................................  $     0    $10,590    $51,886    $96,398    $ 6,978

---------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

See accompanying notes.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Money Market Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of EquiTrust Money Market Fund, Inc. (formerly known as FBL Money Market Fund, Inc.), including the schedule of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EquiTrust Money Market Fund, Inc. at July 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
August 28, 1998